Exhibit 10.14

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”) is made and entered into on [        ], 2020, by and among the entities and individuals set forth on Schedule I hereto (collectively, the “Standby Purchasers” and each, a “Standby Purchaser”) and H-CYTE, INC., a Nevada corporation (the “Company”).

RECITALS

WHEREAS, the Standby Purchasers, pursuant to a Secured Convertible Note and Warrant Purchase Agreement with the Company dated as of April 17, 2020 (the “Note Purchase Agreement”), collectively acquired, and hold, secured convertible promissory notes of the Company in an aggregate principal amount of $3,835,195 (the “Notes”);

WHEREAS, the Company desires to raise up to an additional $5,129,856 in cash through the sale of shares of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”), through a registered rights offering to be conducted by the Company (the “Rights Offering”), in which existing stockholders of the Company will receive, at no charge, non-transferable subscription rights (each, a “Right” and, collectively, the “Rights”) to subscribe for and purchase, on a pro-rata basis (based on their respective percentage ownership of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), assuming the conversion of all Existing Preferred (as defined below) into Common Stock), shares of Series A Preferred substantially on the terms and conditions set forth in the term sheet attached hereto as Exhibit A (the “Term Sheet”);

WHEREAS, immediately prior to the commencement of the Rights Offering, each share of the Company’s outstanding Series B Preferred Stock, par value $0.001 per share (“Original Series B Preferred”), and Series D Preferred Stock, par value $0.001 per share (“Original Series D Preferred” and, together with the Original Series B Preferred, the “Existing Preferred”), was converted into shares of Common Stock and the Company has filed or will file Certificates of Cancellation for each of its previously authorized and designated classes of preferred stock as set forth on the Term Sheet;

WHEREAS, the Series A Preferred will be the only series of the Company’s preferred stock outstanding following the consummation of the Rights Offering and Standby Offering (as defined below), and will be senior to all other capital stock of the Company in liquidation preference and any dividend or redemption rights;

WHEREAS, each whole Right will entitle the holder thereof to purchase three shares of Series A Preferred at a specified price equal to $0.014 per share (the “Subscription Price”);

WHEREAS, the Note Purchase Agreement contemplates that, to the extent that the Rights Offering is not fully subscribed, the Standby Purchasers would purchase at the Subscription Price per share, subject to the terms and conditions of this Agreement, any shares of Series A Preferred corresponding to Rights that are not exercised in the Rights Offering (the “Unsubscribed Shares” and such offering, the “Standby Offering”), up to an aggregate amount of $2,835,195 (the “Backstop Commitment Amount”), on a pro rata basis based on such purchasers’ relative principal amount of Notes, provided that, if the exercise of Rights on behalf of the existing stockholders of the Company would otherwise cause aggregate gross proceeds from the sale of the Series A Preferred in the Rights Offering to exceed the Backstop Commitment Amount, the backstop commitment will be reduced on a proportional basis and the term “Backstop Commitment Amount” shall refer to such reduced amount; and

WHEREAS, the Board of Directors of the Company has approved the Rights Offering, the Standby Offering, this Agreement and the transactions contemplated hereby.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

Section 1 Standby Purchase Commitment.

(a) Standby Purchase Commitment. Subject to the terms and conditions of this Agreement, if and to the extent Unsubscribed Shares are not purchased by the Company’s stockholders pursuant to the exercise of Rights in the Rights Offering, each of the Standby Purchasers hereby agrees to purchase from the Company, and the Company hereby agrees to sell to such Standby Purchaser, at the Subscription Price per share, a percentage, as set forth opposite such Standby Purchaser’s name on Schedule I (with respect to each Standby Purchaser, its “Percentage”), the number of Unsubscribed Shares equal to the Backstop Commitment Amount divided by the Subscription Price. Subject to the terms and conditions of this Agreement, each Standby Purchaser affirms its agreement to purchase its Percentage of the Backstop Commitment Amount.

(b) Allocation of Unsubscribed Shares. Immediately following the expiration of the Rights Offering, the Company will determine the amount of Unsubscribed Shares. Upon the Company’s determination of the number of Unsubscribed Shares, the Company promptly will notify each Standby Purchaser in writing of the amount of Series A Preferred to be purchased by such Standby Purchaser, calculated in accordance with Section 1(a) (each, an “Allocated Amount”).

(c) Closing. On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the closing of the purchase and sale of each Allocated Amount (the “Closing”) shall take place at the offices of the Company at 10:00 a.m., Tampa time, on the third business day following the closing of the Rights Offering, or such other place, time or date as may be determined by the parties hereto (the “Closing Date”). At the Closing, the Company shall deliver or cause to be delivered to each Standby Purchaser (or its designee) one or more certificates (or evidence of book-entry records) representing the shares of Series A Preferred sold to such Standby Purchaser (or its designee) in respect of the Allocated Amount, and such Standby Purchaser shall deliver (or cause to be delivered) to the Company the aggregate Subscription Price relating to such shares of Series A Preferred purchased by the Standby Purchaser in the form of a wire transfer of immediately available funds in an amount equal to such Standby Purchaser’s Allocated Amount (the “Cash Payment”) to an account designated by the Company.

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Section 2 Representations and Warranties of each Standby Purchaser. Each Standby Purchaser, severally and not jointly with any other Standby Purchaser, represents and warrants to the Company as follows as of the date of this Agreement:

(a) Existence and Good Standing; Authority. If such Standby Purchaser is an entity, such Standby Purchaser is duly organized, validly existing and in good standing (or its equivalent) under the laws of the state of its formation. Such Standby Purchaser has all requisite legal capacity or power and authority, as applicable, to execute and deliver this Agreement and the other agreements, instrument and documents of such Standby Purchaser contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

(b) Authorization of Agreement; Enforceability. This Agreement has been duly and validly authorized, executed and delivered by such Standby Purchaser and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, is valid, binding and enforceable against such Standby Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c) Accredited Investor. Such Standby Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d) Information; Knowledge of Business. Such Standby Purchaser is familiar with the business in which the Company is engaged. Such Standby Purchaser has knowledge and experience in financial and business matters; is familiar with the investments of the type that it is undertaking to purchase; is fully aware of the problems and risks involved in making an investment of this type; and is capable of evaluating the merits and risks of this investment. Such Standby Purchaser acknowledges that, prior to executing this Agreement, such Standby Purchaser (and each of his, her or its representatives) has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(e) Availability of Funds. Such Standby Purchaser has available sufficient funds to make his, her or its Cash Payment.

(f) Investment Intent. Such Standby Purchaser is acquiring his, her or its shares of Series A Preferred for his, her or its own account, with the intention of holding such shares for investment purposes and with no present intention of participating, directly or indirectly, in a distribution of such shares in violation of applicable securities laws, and such Standby Purchaser will not make any sale, transfer or other disposition of such shares of Series A Preferred for a period of six months from the Closing Date.

(g) No Manipulation or Stabilization of Price. Such Standby Purchaser has not taken and will not take, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to, cause or result in, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and such Standby Purchaser is not aware of any such action taken or to be taken by any person.

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(h) Exculpation Among Standby Purchasers. Each Standby Purchaser acknowledges that it is not relying upon any person or entity, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Standby Purchaser agrees that no Standby Purchaser or the respective controlling persons, officers, directors, managers, partners, agents, or employees of any Standby Purchaser shall be liable to any other Standby Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Series A Preferred. Each Standby Purchaser, on his, her or its own behalf and on behalf of their controlling persons, officers, directors, managers, partners, agents, or employees, hereby irrevocably covenants and agrees not to directly or indirectly assert any claims, actions or causes of action whatsoever, in law or in equity and agrees not to commence, institute or cause to be commenced or instituted, any proceeding of any kind against any other Standby Purchaser or such Standby Purchaser’s controlling persons, officers, directors, managers, partners, agents, or employees, in connection with the purchase of the Series A Preferred hereunder.

Section 3 Representations and Warranties of the Company. The Company represents and warrants to the Standby Purchasers as follows as of the date hereof:

(a) Existence and Good Standing; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to execute and deliver this Agreement and the other agreements, instrument and documents of the Company contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

(b) Authorization of Agreement; Enforceability. This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c) Due Authorization and Issuance of Shares.

(i) All of the shares of Series A Preferred to be issued pursuant to this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued and distributed as set forth in the prospectus to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the Rights Offering (the “Prospectus”), will be validly issued, fully paid and non-assessable; and none of such shares of Series A Preferred will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Second Amended & Restated Articles of Incorporation (the “Charter”), the Company’s Amended & Restated Bylaws (the “Bylaws”), or any material agreement or instrument to which the Company is a party or by which it is bound.

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(ii) The shares of Common Stock issuable upon conversion of the Series A Preferred will have been duly authorized for issuance prior to the Closing, and, when so issued, will be validly issued, fully paid and non-assessable; and none of such shares of Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Charter, Bylaws or any material agreement or instrument to which the Company is a party or by which it is bound, and the holders thereof shall be entitled to all rights accorded to a holder of Common Stock.

(d) No Conflicts. The Company is not in violation of its Charter or Bylaws, or in default under any agreement, indenture or instrument to which the Company is a party (including without limitation the Note Purchase Agreement), the effect of which violation or default could reasonably be expected to have a material adverse effect on the Company, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party which lien, charge or encumbrance could reasonably be expected to have a material adverse effect on the Company, or result in a violation of the Charter or Bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property; and, except as required by the Securities Act, the Exchange Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

(e) Capitalization. Exhibit B sets forth, as of the date set forth therein, the authorized capital stock of the Company, the issued and outstanding shares, and any other equity interests in the Company (including without limitation those equity interests reserved under any option plan or similar agreement). Except as set forth on Exhibit B, as of the date hereof, there are no (i) outstanding options, warrants, rights (including conversion rights, preemptive or similar rights, rights of first refusal, and registration rights), proxy or stockholder agreements, or agreements, arrangements or commitments of any kind for the purchase or acquisition from the Company of any issued or unissued securities, in each case to which the Company is a party or by which the Company is bound; (ii) there are no obligations, contingent or otherwise, of the Company to repurchase, redeem or otherwise acquire any shares of the capital stock of, or other equity interests in, the Company; and (iii) there are no voting trusts, proxies or other agreements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of the capital stock of the Company.

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(f) Commission Documents, Financial Statements. Since January 1, 2018, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). At the times of their respective filings, the Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”) and each subsequently filed Form 10-Q (collectively, the “Form 10-Q”) complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and each Form 10-Q and the Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g) Representations and Warranties in Note Purchase Agreement. The representations and warranties of the Company contained in Section 2 of the Note Purchase Agreement are true and correct as of the date hereof with the same effect as though made at and as of the date hereof (except with respect to those representations and warranties that address matters as of a specified date, which shall be true and correct in all respects as of such specified date).

Section 4 Conditions to Closing.

(a) Conditions to Both Parties’ Obligations. The obligations of the Company and the Standby Purchasers to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the Rights Offering shall have been consummated in accordance with the terms and conditions described in the Prospectus; and

(ii) no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering unachievable, the consummation of the Standby Offering or the transactions contemplated by this Agreement.

(b) Conditions to Company’s Obligations. The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Standby Offering with respect to each Standby Purchaser, are subject to the fulfillment, prior to or on the Closing Date, of the following conditions, which may be waived by the Company in its sole discretion:

(i) the representations and warranties of such Standby Purchaser in Section 2 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii) such Standby Purchaser shall have performed all of his, her or its obligations hereunder in all material respects.

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(c) Conditions to Each Standby Purchaser’s Obligations. The obligations of each Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions which may be waived by FWHC Bridge, LLC, a Delaware limited liability company (the “Lead Standby Purchaser”) in its sole discretion:

(i) the representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date;

(ii) the Company shall have performed all of its obligations hereunder in all material respects; and

(iii) the Company shall have filed the Charter substantially in the form attached hereto as Exhibit C with the Secretary of State of Nevada.

Section 5 Survival. The representations and warranties of the parties contained in this Agreement or in any certificate delivered hereunder shall survive the Closing hereunder.

Section 6 Covenants.

(a) SEC and Blue Sky Filings. The Company shall file a registration statement on Form S-1 relating to the Rights Offering (the “Registration Statement”) with the Commission, and shall use best efforts to cause the Registration Statement to become effective and to commence and consummate the Rights Offering (the terms of which shall provide, among other things, (i) a subscription period equal to thirty (30) days, and (ii) no over-subscription privileges). The Company shall use best efforts to register and qualify the securities covered by the Registration Statement by coordination under such other securities or “blue sky” laws of all jurisdictions in which any of the Company’s stockholders or Standby Purchasers reside, unless an exemption from registration by coordination exists in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by applicable securities laws.

(b) The Company agrees, promptly after the Company is advised or obtains knowledge thereof, to advise the Standby Purchasers with a confirmation in writing, of (i) the time when any amendment to the Registration Statement or supplement to the Prospectus has been filed, (ii) the issuance by the Commission of any stop order, or of the initiation or threatening of any proceeding, suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, (iii) the issuance by any state securities commission of any notice of any proceedings for the suspension of the qualification of the shares of Series A Preferred for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for such purpose, (iv) the receipt of any comments from the Commission directed toward the Registration Statement or any document incorporated therein by reference or the receipt of any comments from any state securities commission directed toward the Registration Statement or equivalent registration or qualification document, and (v) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information or any corresponding request from a state securities commission. The Company shall use its commercially reasonable efforts to prevent the issuance of any such order or the imposition of any such suspension and, if any such order is issued or suspension is imposed, to obtain the withdrawal thereof as promptly as possible.

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(c) Information About Standby Purchasers. Each Standby Purchaser agrees to furnish to the Company all information with respect to such Standby Purchaser that may be necessary or appropriate, and any information furnished to the Company for the Prospectus by such Standby Purchaser shall not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Public Announcements. Neither the Company nor the Standby Purchasers shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of both the Company and Lead Standby Purchaser, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other party to the extent reasonably practicable.

(e) Restrictive Legend. The Standby Purchasers acknowledge and agree that the Series A Preferred issued pursuant to this Agreement and any securities issued or issuable with respect to such securities by way of stock dividend or stock split or in connection with a combination of shares, conversion of such securities, recapitalization, merger, consolidation, going private, tender offer, amalgamation, change of control, other reorganization or otherwise, shall bear restrictive legends in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION SPECIFIED IN AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR OTHERWISE AS PERMITTED BY LAW.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any such securities upon which it is stamped, if such securities are registered for sale under an effective registration statement filed under the Securities Act or if such securities are proposed to be sold pursuant to an exemption from registration and the Company receives an opinion of counsel reasonably satisfactory to it with respect to compliance with such exemption.

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Section 7 Termination.

(a) By the Standby Purchasers. The Lead Standby Purchaser (on behalf of all Standby Purchasers) may terminate this Agreement if the Company materially breaches its obligations under this Agreement and such breach is not cured within ten business days following written notice to the Company from the Lead Standby Purchaser.

(b) By the Company. The Company may terminate this Agreement (i) if consummation of the Rights Offering and/or the Standby Offering is prohibited by applicable law, rules or regulations, or (ii) if the Standby Purchasers materially breach their obligations under this Agreement and such breach is not cured within ten business days following written notice to the Lead Standby Purchaser and each Standby Purchaser whose conduct resulted in such material breach.

(c) Other. The Lead Standby Purchaser (on behalf of all Standby Purchasers) may terminate this Agreement if the transactions contemplated are not consummated by September 30, 2020. In addition, this Agreement shall terminate upon the mutual consent of the Company and Lead Standby Purchaser.

(d) Effect of Termination. The Company and the Standby Purchasers hereby agree that any termination of this Agreement pursuant to this Section 7 (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability to the Company or the Standby Purchasers; provided, however, that the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in Section 11 hereof.

Section 8 Agent.

(a) Appointment. Each Standby Purchaser hereby constitutes and appoints the Lead Standby Purchaser as their representative (the “Agent”) and their true and lawful agents and attorney-in-fact, with full power and authority in each of their names and to act on behalf of each of them in the absolute discretion of the Agent (i) with respect to the provisions of this Agreement, and (ii) exercising all of the rights and remedies of the Standby Purchasers under this Agreement. This appointment and grant of power and authority is coupled with an interest and is in consideration of the mutual covenants made in this Agreement and is irrevocable and shall not be terminated by any act of the Standby Purchasers (other than the resignation of the Agent) or by operation of law. Each Standby Purchaser consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by the Agent pursuant to this Section 8(a). The Lead Standby Purchaser may resign as Agent at any time by written notice to the Company and the other Standby Purchasers. Upon any such resignation, the Lead Standby Purchaser shall use reasonable efforts to identify and appoint another person or entity to replace it as Agent hereunder. If it is unable or otherwise does not appoint another person or entity to act as Agent, then the holders of a majority in principal amount outstanding under the Notes shall fulfill the role of the Agent.

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(b) Delegation of Duties. The Agent may execute its rights or authority under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such rights and authority. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Agent with reasonable care.

(c) Exculpatory Provisions. Neither the Agent nor any of its officers, directors, managers, employees, agents, partners, limited partners, members, managers, officers, attorneys-in-fact, representatives, subsidiaries or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such person or entity in good faith under or in connection with this Agreement or such other documents or instruments contemplated by this Agreement and the Note Purchase Agreement (collectively, the “Transaction Documents”), or (b) responsible in any manner to any of the Standby Purchasers for any recitals, statements, representations or warranties made by the Company or for any failure of the Company to perform its obligations under this Agreement or the other Transaction Documents. The Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Transaction Documents, or to inspect the books, records or properties of the Company.

(d) Reliance by the Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, electronic mail, statement, order or other document, communication or correspondence believed by it to be genuine and correct and to have been signed, sent or made by officers of the Company, public officials, other appropriate persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Transaction Documents unless they shall first receive (but they are not required to obtain unless expressly stated elsewhere in this agreement) such advice or concurrence of the Standby Purchasers as they deem appropriate.

(e) Non-Reliance on Agent. Each Standby Purchaser expressly acknowledges and agrees that neither Agent nor any of its respective officers, directors, managers, employees, agents, partners, limited partners, members, managers, attorneys-in-fact, representatives, subsidiaries or affiliates has made any representations or warranties to it and that no act by either Agent hereunder taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by Agent to any other Standby Purchaser. Each Standby Purchaser further waives the fiduciary duty, if any, of the Agent with respect to its duties hereunder.

(f) Indemnification. Each of the Standby Purchasers shall, on a proportionate basis in accordance with its Percentage, indemnify and hold the Agent harmless from and against any and all losses, damages, expenses, liabilities, obligations, penalties, actions, judgments, suits or disbursements (including reasonable counsel fees and expenses) which may be imposed on, incurred or sustained by, or asserted against the Agent at any time in any way relating to or arising out of any action or omission by the Agent in such capacity, except for those resulting from the Agent’s bad faith.

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(g) Agent in its Individual Capacity. The Agent and its affiliates may make loans to and investments in and generally engage in any kind of business with the Company as though they were not the Agent hereunder. With respect to its investments and any indebtedness issued to it, the Agent shall have the same rights and powers under this Agreement and the other Transaction Documents as any other Standby Purchaser and may exercise the same to its own benefit, regardless of the impact on or to other Standby Purchasers, as though it were not Agent. The term “Standby Purchaser” includes the Agent in its own capacity.

(h) No Action by Other Purchasers. No Standby Purchaser other than the Agent shall pursue any remedies in respect any breach of default of the Company under the Transaction Documents, it being the intent of the Standby Purchasers that any an action to enforce rights of the Standby Purchasers under any of the Transaction Documents be brought by the Agent as the representative of all Standby Purchasers in a single action.

Section 9 Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered in person, (b) on the third (3rd) business day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

H-CYTE, INC.

201 E. Kennedy Blvd, Suite 700

Tampa, Florida 33602

Attn: Chief Executive Officer

With a copy (which shall not constitute notice to the Company) to:

Sichenzia Ross Ference, LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Attention: Arthur Marcus

If to Lead Standby Purchaser:

FWHC Bridge, LLC
334 East Lake Road, Suite 176
Palm Harbor, FL 34685

Attention: Leslie McMahon

With a copy (which shall not constitute notice to the Lead Standby Purchaser) to:

Hill, Ward & Henderson, P.A.

101 E. Kennedy Blvd., Suite 3700

Tampa, Florida 33602

Attention: John C. Connery, Jr. and Roland S. Chase

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If to any other Standby Purchasers, to the address provided on Schedule I hereto.

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 9.

Section 10 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the Standby Purchasers and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 11 Indemnification. To the fullest extent permitted by law, the Company hereby agrees to, indemnify and hold harmless the Standby Purchasers, their affiliates, and their respective directors, officers and authorized agents (including attorneys and accountants) from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of (i) any breach of any representation, warranty, covenant or undertaking made by or on behalf of the Company in this Agreement, (ii) the transactions contemplated under the Transaction Documents, and (iii) the Registration Statement and the Prospectus, including the use of proceeds thereunder, except to the extent that any such losses, claims, damages, expenses and liabilities are attributable to the gross negligence, willful misconduct or fraud of any Standby Purchaser, their affiliates, and their respective directors, officers or authorized agents. Notwithstanding the foregoing, indemnification rights set forth in the foregoing sentence shall not apply to or be for the benefit of any person that is a director, officer or employee of the Company in such capacity.

Section 12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida.

Section 13 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the State of Florida located in the County of Hillsborough and to the jurisdiction of the United States District Courts for such county for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court

Section 14 Several Liability. Each Standby Purchaser shall be severally, and not jointly and severally, liable with the other Standby Purchasers for the due and timely compliance with and performance of each of the terms, conditions, covenants and obligations of such Standby Purchaser set forth in this Agreement.

Section 15 Amendments. This Agreement may be modified or amended only with the written consent of the Company and the Lead Standby Purchaser.

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Section 16 Severability. If any provision of this Agreement shall be invalid under the applicable law of any jurisdiction, the remainder of this Agreement shall not be affected thereby.

Section 17 Miscellaneous.

(a) Notwithstanding any term to the contrary herein, no person other than the Company or the Standby Purchasers shall be entitled to rely on and/or have the benefit of, as a third party beneficiary or under any other theory, any of the representations, warranties, agreements, covenants or other provisions of this Agreement.

(b) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

(d) No Standby Purchaser shall assign this Agreement or any of his, her or its rights hereunder without the Company’s and Lead Standby Purchaser’s prior written consent.

(e) Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and in connection with the Rights Offering, the Standby Offering and the other transactions contemplated by this Agreement, provided that the Company shall pay its own costs and expenses and all reasonable out-of-pocket legal, due diligence and administrative fees and expenses of counsel to the Lead Standby Purchaser.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first set forth above.

COMPANY:

H-CYTE, INC.,
a Nevada corporation

By:
Name:	William E. Horne
Title:	President and CEO

Signature Page to Standby Purchase Agreement

LEAD STANDBY purchaser:

FWHC BRIDGE, LLC

By:
Name:	Todd R. Wagner
Title:	Manager

Signature Page to Standby Purchase Agreement

STANDBY PURCHASER:

(Entity name, if applicable)

(Print name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Standby Purchase Agreement

Schedule I

Standby Purchasers - Percentage Allocation

Exhibit A

Rights Offering Term Sheet

(see attached)

Exhibit B

Capitalization

(see attached)

Exhibit C

Second Amended and Restated Certificate of Incorporation

(see attached)